                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 16, 2002

                       INTERNATIONAL TOTAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Ohio                         0-23073                        34-1264201
(State or Other          (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)
                        ---------------------------------

                                  Crown Centre
                         5005 Rockside Road, Suite 1200
                            Independence, Ohio 44131
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  216-642-4522
              (Registrant's Telephone Number, Including Area Code)

Item 5.     Other Events

            As previously disclosed, on September 13, 2001 International Total Services, Inc. and six of its wholly-owned subsidiaries (collectively, the "Company") filed voluntary petitions for reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court in the Eastern District of New York (the "Bankruptcy Court"). On December 16, 2002, the Company submitted to the Bankruptcy Court its Monthly
            Operating Report for the period September 1, 2002 through September 30, 2002, a copy of which (other than exhibits thereto providing copies of individual bank account statements and reconciliations and listings of aged accounts payable and accounts receivable) is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            Item 7(c).  Exhibits.

            99.1 Monthly Operating Report for the period September 1, 2002 through September 30, 2002 (other than exhibits thereto providing copies of individual bank account statements and reconciliations and listings of aged accounts payable and accounts receivable) as filed with the United States
            Bankruptcy Court in the Eastern District of New York.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INTERNATIONAL TOTAL SERVICES, INC.


Dated:   December 17, 2002              By:   /s/ Ronald P. Koegler
                                           -------------------------------------
                                        Ronald P. Koegler
                                        Executive Vice President and Controller

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF NEW YORK

 ---------------------------------------

 IN RE:                                      CHAPTER 11

 INTERNATIONAL TOTAL SERVICES, INC.,         CASE NOS. 01-21812, 01-21818,
 CROWN TECHNICAL SYSTEMS, INC.,              01-21820, 01-21822, 01-21824,
 I.T.S. OF NEW YORK SECURITY, INC.,          01-21826, 01-21827 (CD)
 SELECTIVE DETECTIVE SERVICES, INC.,
 T.I.S., INCORPORATED,                       JOINTLY ADMINISTERED UNDER
 CERTIFIED INVESTIGATIVE SERVICES, INC.,     CASE NO. 101-21812
 AND TEXAS INTERNATIONAL SERVICES CORP.,
                                             INTERNATIONAL TOTAL SERVICES, INC.
 DEBTORS AND DEBTORS-IN-POSSESSION.          FEDERAL TAX ID #:  34-1264201
 ---------------------------------------

                            MONTHLY OPERATING REPORT
         REPORTING PERIOD: SEPTEMBER 1, 2002 THROUGH SEPTEMBER 30, 2002

FILE WITH THE COURT AND SUBMIT A COPY TO THE UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER THE END OF THE MONTH AND SUBMIT A COPY OF THE REPORT TO ANY OFFICIAL COMMITTEE APPOINTED IN THE CASE.

------------------------------------------------------ --------------------------- ----------------------- -----------------------
REQUIRED DOCUMENTS
                                                                  Form No.           Document Attached      Explanation Attached
------------------------------------------------------ --------------------------- ----------------------- -----------------------
Schedule of Cash Receipts and Disbursements            MOR-1                                Yes                See Exhibit A

------------------------------------------------------ --------------------------- ----------------------- -----------------------
     Bank Reconciliation (or copies of debtor's        MOR-1 (CONT)                         Yes                See Exhibit B
      bank reconciliations)
------------------------------------------------------ --------------------------- ----------------------- -----------------------
     Copies of bank statements                                                              Yes                See Exhibit C
------------------------------------------------------ --------------------------- ----------------------- -----------------------
     Cash disbursement journals                                                             Yes                See Exhibit A
------------------------------------------------------ --------------------------- ----------------------- -----------------------
Statement of Operations                                MOR-2                                Yes                See Exhibit D
------------------------------------------------------ --------------------------- ----------------------- -----------------------
Balance Sheet                                          MOR-3                                Yes                See Exhibit E
------------------------------------------------------ --------------------------- ----------------------- -----------------------
Status of Post-petition Taxes                          MOR-4                                Yes                See Exhibit F
------------------------------------------------------ --------------------------- ----------------------- -----------------------
     Copies of ITS Form 6123 or payment                                                     N/A
      receipt
------------------------------------------------------ --------------------------- ----------------------- -----------------------
     Copies of tax returns filed during reporting                                           N/A
      period
------------------------------------------------------ --------------------------- ----------------------- -----------------------
Summary of Unpaid Post-petition Debts                  MOR-4                                Yes                See Exhibit G
------------------------------------------------------ --------------------------- ----------------------- -----------------------
     Listing of aged Accounts Payable                                                       Yes                See Exhibit G
------------------------------------------------------ --------------------------- ----------------------- -----------------------
Accounts Receivable Reconciliation and Aging           MOR-5                                Yes             See Exhibits H and I
------------------------------------------------------ --------------------------- ----------------------- -----------------------
Debtor Questionnaire                                   MOR-5                                Yes
------------------------------------------------------ --------------------------- ----------------------- -----------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Michael Sosh                                       10/30/02
--------------------------------------             --------------------------
Michael Sosh, Executive Vice President                  Date
and Chief Financial Officer

                            CASH RECEIPTS - BANK ONE
                                 SEPTEMBER 2002



-----------------------------------------------------------------------------------------------------------------------------------
                  NON-A/R                          ACCOUNTS RECEIVABLES                                        COLLECTIONS
           -----------------------------------------------------------------------------------------------------------------------
                            SMS         AVIATION                                           ACTUAL      ---------------------------
   DATE       MISC         WIRES         LOCKBOX          CHECKS         WIRES/ACH          TOTAL        CUMULATIVE    PRIOR MONTH
----------------------------------------------------------------------------------------------------------------------------------
2-Sep  $        --     $       --    $        --        $      --     $         --      $      --              0.00
3-Sep                                     3,078.07                             0.00         3,078.07       3,078.07
4-Sep     12,278.63      87,402.08                                           695.06       100,375.77     103,453.84
5-Sep                                                                          0.00             0.00     103,453.84
6-Sep                                     1,031.83                             0.00         1,031.83     104,485.67
9-Sep        290.00                                     $  4,511.62            0.00         4,801.62     109,287.29
10-Sep                                                  $  6,051.90            0.00         6,051.90     115,339.19
11-Sep                                                                         0.00             0.00     115,339.19
12-Sep       685.68                                     $    220.97            0.00           906.65     116,245.84
13-Sep                                                  $  1,695.20            0.00         1,695.20     117,941.04
16-Sep                                      668.15                             0.00           668.15     118,609.19
17-Sep                                                                         0.00             0.00     118,609.19
18-Sep     1,992.27                                     $    318.55            0.00         2,310.82     120,920.01
19-Sep                                                                         0.00             0.00     120,920.01
20-Sep     4,347.58                       1,606.08      $  8,522.78            0.00        14,476.44     135,396.45
23-Sep                                                  $  3,930.70            0.00         3,930.70     139,327.15
24-Sep                                                                         0.00             0.00     139,327.15
25-Sep                    3,027.47                                             0.00         3,027.47     142,354.62
26-Sep                                                  $  5,166.32            0.00         5,166.32     147,520.94
27-Sep                                      251.93                             0.00           251.93     147,772.87
30-Sep                                                                         0.00             0.00     147,772.87


----------------------------------------------------------------------------------------------------
TOTAL  $  19,594.16    $ 90,429.55   $    6,636.06      $ 30,418.04   $      695.06     $ 147,772.87                         $0.00
-----------------------------------------------------------------------------------------------------------------------------------

                     TOTAL NON-A/R:  $  110,023.71         TOTAL A/R: $   37,749.16                  AVG DAILY DEPOSIT $ 10,555.21
                                  ================                    =============

                         SCHEDULE OF CASH DISBURSEMENTS
                            BANK ONE SEPTEMBER 2002


                        ACCOUNTS PAYABLE                             PAYROLL
              ISSUED      CLEARED      OUTSTANDING      ISSUED       CLEARED     OUTSTANDING                    Bank       Clearing
                                                                                                  Benefits      Fees      Transfers
    31-Aug                            $  25,052.01                             $   164,029.78
     1-Sep        --          --         25,052.01         --           --         164,029.78                                  --
     2-Sep        --          --         25,052.01         --           --         164,029.78                              5,450.26
     3-Sep        --      5,450.26       19,601.75         --           --         164,029.78                                  --
     4-Sep        --          --         19,601.75         --           --         164,029.78       269.00                     --
     5-Sep        --          --         19,601.75         --         214.52       163,815.26       256.00                   214.52
     6-Sep        --          --         19,601.75         --           --         163,815.26       281.51                     --
     7-Sep        --          --         19,601.75         --           --         163,815.26                                  --
     8-Sep        --          --         19,601.75         --           --         163,815.26                                  --
     9-Sep        --        854.90       18,746.85         --          49.88       163,765.38                                904.78
    10-Sep        --          --         18,746.85         --           --         163,765.38     1,726.62                     --
    11-Sep        --          --         18,746.85         --           --         163,765.38        49.70                     --
    12-Sep        --          --         18,746.85         --           --         163,765.38       636.47                     --
    13-Sep        --          --         18,746.85         --           --         163,765.38                                  --
    14-Sep        --          --         18,746.85         --           --         163,765.38                                  --
    15-Sep        --          --         18,746.85         --           --         163,765.38                                  --
    16-Sep        --          --         18,746.85         --           --         163,765.38        22.00                     --
    17-Sep        --          --         18,746.85         --           --         163,765.38                  1,869.36        --
    18-Sep        --          --         18,746.85         --          75.00       163,690.38    15,520.53                    75.00
    19-Sep        --          --         18,746.85         --           --         163,690.38                                  --
    20-Sep        --          --         18,746.85         --           --         163,690.38                                  --
    21-Sep        --          --         18,746.85         --           --         163,690.38                                  --
    22-Sep        --          --         18,746.85         --           --         163,690.38                                  --
    23-Sep        --          --         18,746.85         --         546.85       163,143.53                                  --
    24-Sep        --          --         18,746.85         --         293.66       162,849.87                                  --
    25-Sep        --          --         18,746.85         --         140.78       162,709.09    12,108.60                   140.78
    26-Sep        --          --         18,746.85         --          49.73       162,659.36                                 49.73
    27-Sep        --          --         18,746.85         --           --         162,659.36                                  --
    28-Sep        --          --         18,746.85         --           --         162,659.36                                  --
    29-Sep        --          --         18,746.85         --           --         162,659.36                                  --
    30-Sep        --          --         18,746.85         --           --         162,659.36                                  --
                  --          --         18,746.85         --           --         162,659.36

           ----------- -----------    ------------   ----------  -----------     ------------   ----------   ----------  ----------
Month end         --      6,305.16       18,746.85         --       1,370.42       162,659.36    30,870.43     1,869.36    6,835.07
           =========== ============   ============   ==========  ===========     ============   ==========   ==========  ==========

                                    CITIBANK
                               PRE-BOARD SCREENING
                              CONCENTRATION ACCOUNT
                                 SEPTEMBER, 2002


     9/3/2002 IMMEDIATE FUNDS DEBIT                                   (3,000,000.00)
                                                                                                      (3,000,000.00)

     9/4/2002 WIRE FROM SMS ACUISITION      I090402                      218,286.97
                                                                                                         218,286.97

     9/6/2002 WIRE FROM                     9858/62                   18,836,309.94
                                                                                                      18,836,309.94

    9/10/2002 IMMEDIATE FUNDS DEBIT                                   (3,000,000.00)
                                                                                                      (3,000,000.00)

    9/16/2002 IMMEDIATE FUNDS DEBIT                                   (3,000,000.00)
                                                                                                      (3,000,000.00)

    9/23/2002 IMMEDIATE FUNDS DEBIT                                   (2,000,000.00)
    9/23/2002 IMMEDIATE FUNDS DEBIT                                   (1,000,000.00)
                                                                                                      (3,000,000.00)

    9/25/2002 WIRE FROM SMS ACUISITION      I092502                      223,034.01
                                                                                                         223,034.01

    9/26/2002 PREAUTHORIZED TRANSFER BY YOU                           (1,000,000.00)
                                                                                                      (1,000,000.00)

    9/30/2002 BUSINESS ACCESS TRANSFER OUT                            (5,000,000.00)
    9/30/2002 BUSINESS ACCESS TRANSFER OUT                            (2,000,000.00)
    9/30/2002 IMMEDIATE FUNDS DEBIT                                   (2,000,000.00)
    9/30/2002 IMMEDIATE FUNDS DEBIT                                   (1,000,000.00)
    9/30/2002 INTEREST EARNED                                             14,599.67
    9/30/2002 PREAUTHORIZED TRANSFER BY YOU                             (520,000.00)
                                                                                                     (10,505,400.33)

                                    CITIBANK
                               Pre-Board Screening
                           Accounts Payable - 06526783
                                 September, 2002

CHECK CLEARINGS

9/3/2002 TOTAL                                                                          (40,717.39)
9/4/2002 TOTAL                                                                          (46,644.61)
9/5/2002 TOTAL                                                                          (44,730.06)
9/6/2002 TOTAL                                                                          (22,480.30)
9/9/2002 TOTAL                                                                          (82,629.70)
9/10/2002 TOTAL                                                                        (166,430.40)
9/11/2002 TOTAL                                                                         (84,891.96)
9/12/2002 TOTAL                                                                         (43,470.33)
9/13/2002 TOTAL                                                                         (37,021.38)
9/16/2002 TOTAL                                                                        (116,252.72)
9/17/2002 TOTAL                                                                         (89,954.96)
9/18/2002 TOTAL                                                                         (77,787.68)
9/19/2002 TOTAL                                                                        (217,735.55)
9/20/2002 TOTAL                                                                          (7,381.68)
9/23/2002 TOTAL                                                                         (46,462.63)
9/24/2002 TOTAL                                                                        (216,816.51)
9/25/2002 TOTAL                                                                        (392,602.12)
9/26/2002 TOTAL                                                                         (56,617.31)
9/27/2002 TOTAL                                                                         (61,131.44)
9/30/2002 TOTAL                                                                        (101,336.70)
GRAND TOTAL                                                                          (1,953,095.43)


     9/3/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,                           1,000,000.00
     9/4/2002 ACH-MN DEPT REVENUE5548570*004*020904*T*00003                              (3,550.34)
     9/4/2002 ACH-IRS            USATAXPYMT0904022202247749                              (3,188.48)
     9/4/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020830                              (2,703.00)
     9/4/2002 ACH-NEW JERSEY EFT TTXP*B341264201000*01170*0                                (478.86)
     9/6/2002 ACH-IRS            USATAXPYMT0906022202249096                          (1,065,919.75)
     9/6/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020831                              (8,138.35)
    9/10/2002 ACH-STATE OF HAWAIITXP*10512733*01130*020801*                             (34,612.01)
    9/10/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,                           1,000,000.00
    9/11/2002 ACH-IRS            USATAXPYMT0911022202254985                              (4,550.68)
    9/11/2002 ACH-MN DEPT REVENUE5548570*004*020911*T*00000                                 (34.19)
    9/11/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020906                                 (24.00)
    9/13/2002 ACH-IRS            USATAXPYMT0913022202256338                            (495,345.85)
    9/13/2002 ACH-GEORGIA WITHHOLPAYMNT0913021165/067214                                (48,946.81)
    9/13/2002 ACH-WI DEPT REVENUETXP*423212-0*01102*020831*                              (4,955.03)
    9/16/2002 Deposit TLR Br#: 920 TID:17 153 EAST 53RD ST,                           1,000,000.00
    9/18/2002 ACH-MN DEPT REVENUE5548570*004*020918*T*00003                              (3,442.04)
    9/18/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020913                              (2,365.98)
    9/18/2002 ACH-IRS            USATAXPYMT0918022202261364                              (2,125.17)
    9/18/2002 ACH-NEW JERSEY EFT TTXP*B341264201000*01170*0                                (129.76)
    9/20/2002 ACH-IRS            USATAXPYMT0920022202263287                          (1,029,847.05)
    9/20/2002 ACH-FLA DEPT REVENU0920021010/554499                                      (87,130.71)
    9/20/2002 ACH-STATE OF HAWAIITXP*10512733*04610*020801*                             (38,453.36)
    9/20/2002 ACH-SALES & USE TAXTXP*890757966*04200*020831                             (23,355.61)
    9/20/2002 ACH-MN DEPT REVENUE5548570*002*020831*T*00013                             (13,772.00)
    9/20/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020915                              (4,868.77)
    9/23/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,                           1,000,000.00
    9/24/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                 (177,974.49)
    9/24/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                 (176,952.19)
    9/25/2002 ACH-IRS            USATAXPYMT0925022202268105                              (1,596.62)
    9/25/2002 ACH-MN DEPT REVENUE5548570*004*020925*T*00000                                 (21.43)
    9/27/2002 ACH-IRS            USATAXPYMT0927022202270537                            (441,267.19)
    9/27/2002 SERVICE CHARGE                                                                (30.00)
    9/30/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                               (3,340,892.00)
    9/30/2002 ACH-WI DEPT REVENUETXP*423212-0*01102*020915*                              (4,887.36)
    9/30/2002 SERVICE CHARGE                                                               (600.00)
    9/30/2002 MISCELLANEOUS CREDIT                                                      520,000.00
    9/30/2002 Deposit TLR Br#: 920 TID:18 153 EAST 53RD ST,                           1,000,000.00
    9/30/2002 BUSINESS ACCESS TRANSFER IN                                             5,000,000.00

                                    CITIBANK
                               PRE-BOARD SCREENING
                           PAYROLL ACCOUNT - 06526759
                                 SEPTEMBER, 2002

CHECK CLEARINGS

9/3/2002 TOTAL                                                                     (767,926.75)
9/4/2002 TOTAL                                                                     (353,008.17)
9/5/2002 TOTAL                                                                     (227,661.49)
9/6/2002 TOTAL                                                                     (628,436.51)
9/9/2002 TOTAL                                                                   (1,398,552.49)
9/10/2002 TOTAL                                                                    (448,890.86)
9/11/2002 TOTAL                                                                    (284,753.55)
9/12/2002 TOTAL                                                                    (129,309.84)
9/13/2002 TOTAL                                                                    (427,189.42)
9/16/2002 TOTAL                                                                    (697,208.84)
9/17/2002 TOTAL                                                                    (335,112.93)
9/18/2002 TOTAL                                                                    (142,552.34)
9/19/2002 TOTAL                                                                     (61,428.60)
9/20/2002 TOTAL                                                                    (579,633.93)
9/23/2002 TOTAL                                                                  (1,260,895.16)
9/24/2002 TOTAL                                                                    (542,500.62)
9/25/2002 TOTAL                                                                    (306,584.89)
9/26/2002 TOTAL                                                                    (147,722.54)
9/27/2002 TOTAL                                                                    (330,576.37)
9/30/2002 TOTAL                                                                    (672,534.16)
GRAND TOTAL                                                                      (9,742,479.46)



     9/3/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                             (115,000.00)
     9/3/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,                       2,000,000.00
     9/6/2002 IMMEDIATE FUNDS DEBIT                                                    (176.82)
     9/9/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                             (115,000.00)
    9/10/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,                       2,000,000.00
    9/16/2002 Deposit TLR Br#: 920 TID:17 153 EAST 53RD ST,                       2,000,000.00
    9/17/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                             (115,000.00)
    9/23/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,                       2,000,000.00
    9/24/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                             (115,000.00)
    9/26/2002 MISCELLANEOUS CREDIT                                                1,000,000.00
    9/30/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                             (115,000.00)
    9/30/2002 ACH-GEORGIA POWER CPT093002                                              (406.00)
    9/30/2002 ACH-BILLMATRIX BILL                                                        (2.95)
    9/30/2002 BUSINESS ACCESS TRANSFER IN                                         2,000,000.00
    9/30/2002 Deposit TLR Br#: 920 TID:18 153 EAST 53RD ST,                       2,000,000.00

                INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
             For the Month of September, Six Months ending September
         30, 2002 and the Period from Filing Date to September 30, 2002
                    (Excluding United Kingdom Subsidiaries)

                     Debtors                                            Case #'
                 -----------------                            -----------------------------
                 International Total Services, Inc.                   01-21812 CBD
                 Crown Technical Systems, Inc.                        01-21827 CBD
                 ITS of New York Security Inc.                        01-21818 CBD
                 Selective Detective Services, Inc.                   01-21822 CBD
                 TIS Incorporated                                     01-21826 CBD
                 Certified Investigative Services, Inc.               01-21824 CBD                           9/13/2001 to
                 Texas International Services Corp.                   01-21820 CBD                         September 30, 2002
                                                                                      Six Months Ended        Cumulative
                                                                   Current Period    September 30, 2002     Filing to Date
                                                                  ----------------   ------------------   -----------------
Revenues
------------------------
                 Aviation Services                                $     14,200,044    $     94,264,961    $    197,020,719
                 Security Services                                            --             2,991,921          24,758,865
                                                                  ----------------    ----------------    ----------------
                                                                        14,200,044          97,256,882         221,779,584
                                                                  ----------------    ----------------    ----------------
Direct Costs
------------------------
                 Aviation Services                                      13,735,665          90,434,595         182,003,657
                 Security Services                                            --             2,361,010          20,339,896
                                                                  ----------------    ----------------    ----------------
                                                                        13,735,665          92,795,605         202,343,553
                                                                  ----------------    ----------------    ----------------
Gross Margin
------------------------
                 Aviation Services                                         464,379           3,830,366          15,017,062
                 Security Services                                            --               630,911           4,418,969
                                                                  ----------------    ----------------    ----------------
                                                                           464,379           4,461,277          19,436,031
                                                                  ----------------    ----------------    ----------------
General & Administrative
------------------------
                 Salaries                                                  198,982           3,614,832           8,983,100
                 Payroll Taxes & Benefits                                  415,976           1,360,557           2,122,406
                 Supplies                                                   22,127             203,862             657,119
                 Insurance                                                  50,307             381,272             586,606
                 Training & Recruiting Costs                                  --                 6,765              86,518
                 Rent - Facilities                                          48,174             415,889           1,166,197
                 Telephone/Communications                                   47,295             357,152           1,045,610
                 Rent - Equipment                                           12,386             128,442             357,625
                 Maintenance                                                   340              12,686              37,918
                 Travel                                                     46,401             409,598           1,219,644
                 Professional Fees                                         126,277             692,814           2,365,601
                 Bad Debt Expense                                             --                  --             1,352,000
                 Federal administrative cost reimbursement              (2,000,000)        (12,000,000)        (14,789,041)
                 Other Expenses                                             13,249             188,718           1,480,513
                                                                  ----------------    ----------------    ----------------
                                                                        (1,018,486)         (4,227,413)          6,671,816
                                                                  ----------------    ----------------    ----------------

                                                                  ----------------    ----------------    ----------------
Income from Operations                                                   1,482,865           8,688,690          12,764,215
                                                                  ----------------    ----------------    ----------------

Interest                                                                (1,483,662)         (1,298,162)             29,671
Depreciation                                                               150,406             751,624           1,395,988
Gains on Sale of Non Pre-Board and Commercial Security                        --            (2,546,684)         (2,546,684)
Loss on Sale of UK subsidiary                                                 --             1,901,237           1,901,237
Reorganization Expenses Related to Ch. 11                                  591,161           1,520,158           3,259,325

                                                                  ----------------    ----------------    ----------------
Income Before Taxes                                                      2,224,960           8,360,517           8,724,678
                                                                  ----------------    ----------------    ----------------

Provision for Taxes                                                           --                  --            (1,349,000)

                                                                  ----------------    ----------------    ----------------
Net Income                                                        $      2,224,960           8,360,517    $     10,073,678
                                                                  ================    ================    ================

                INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                   as of Petition Date and September 30, 2002
                     (Excluding United Kingdom Subsidiaries)

                                                 Debtors                                Case #'
                                     -----------------------------------------------------------------------
                                     International Total Services, Inc.             01-21812 CBD
                                     Crown Technical Systems, Inc.                  01-21827 CBD
                                     ITS of New York Security Inc.                  01-21818 CBD
                                     Selective Detective Services, Inc.             01-21822 CBD
                                     TIS Incorporated                               01-21826 CBD
                                     Certified Investigative Services, Inc.         01-21824 CBD
                                     Texas International Services Corp.             01-21820 CBD


                                                                                            Balance                  Balance
                                                                                       September 30, 2002        on Petition date
                                                                                       ------------------      -------------------
CURRENT ASSETS
      Cash and Equivalents                                                             $        31,923         $        59,886
      Restricted Customer Deposits                                                           7,330,698                    --
      Accounts Receivable - Net                                                             38,432,540              26,227,540
      Notes Receivable                                                                            --                      --
      Inventories                                                                                 --                   902,137
      Prepaid Expenses                                                                         504,183                 706,982
      Professional Retainers                                                                      --                   200,000
      Other Current assets
          Intercompany receivable - United Kingdom subsidiary                                     --                 2,783,921
          Workers Compensation - funding in excess of projected losses                       3,218,656               1,095,261
                                                                                       ---------------         ---------------
                                                                                             3,218,656               3,879,182

                                                                                       ---------------         ---------------
Total Current Assets                                                                        49,518,000              31,975,727
                                                                                       ---------------         ---------------

PROPERTY AND EQUIPMENT
      Real Property and Improvements                                                              --                      --
      Machinery and other office equipment                                                   2,062,963               3,855,175
      Furniture, Fixtures and Office Equipment                                               3,367,474               4,809,046
      Leasehold Improvements                                                                    63,454                  63,454
      Vehicles                                                                                  24,668                 793,320
      Less: Accum Depr                                                                      (5,217,767)             (7,283,674)
                                                                                       ---------------         ---------------
Total Property and Equipment                                                                   300,792               2,237,321

Other Assets - Deposits                                                                        122,902                 113,192

                                                                                       ---------------         ---------------
TOTAL ASSETS                                                                           $    49,941,694         $    34,326,240
                                                                                       ===============         ===============


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
      Accounts Payable                                                                         725,576                    --
      Taxes Payable                                                                          2,269,526               1,866,688
      Wages Payable                                                                          5,125,775               9,432,472
      Notes Payable                                                                               --                      --
      Secured Debt                                                                                --                      --
      Professional fees                                                                           --                      --
      Customer Deposits                                                                     29,500,000                    --
      Accrued Interest Payable                                                                    --                      --
      Other Post Petition Liabilities                                                        5,823,641               1,007,623
                                                                                       ---------------         ---------------
Total Post Petition liabilities                                                             43,444,518              12,306,783

LIABILITIES SUBJECT TO COMPROMISE
      Secured Debt                                                                                --                25,920,430
      Priority                                                                               1,148,749               1,151,429
      Unsecured                                                                              8,494,851               8,385,217
      Unsecured reserves for unliquidated claims                                             5,852,267               5,674,500
                                                                                       ---------------         ---------------
Total Pre-Petition Liabilities                                                              15,495,867              41,131,576

                                                                                       ---------------         ---------------
Total Liabilities                                                                           58,940,385              53,438,359
                                                                                       ---------------         ---------------

STOCKHOLDER'S EQUITY
      Capital Stock                                                                             63,762                  63,762
      Additional Paid in Capital                                                            31,320,074              31,280,324
      Retained Earnings                                                                    (40,382,527)            (50,456,205)
                                                                                       ---------------         ---------------
Total Equity                                                                                (8,998,691)            (19,112,119)
                                                                                       ---------------         ---------------

                                                                                       ---------------         ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                             $    49,941,694         $    34,326,240
                                                                                       ===============         ===============


                               DEBTOR QUESTIONAIRE

-------------------------------------------------------------------------------- --------------- ---------------
Must be completed each month                                                            Yes            No
-------------------------------------------------------------------------------- --------------- ---------------

1.   Have any assets been sold or transferred outside the normal course of               X
business this reporting period? If yes, provide an explanation below:

-------------------------------------------------------------------------------- --------------- ---------------

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
below:                                                                                                 X
-------------------------------------------------------------------------------- --------------- ---------------

3.   Have all post-petition tax returns been timely filed ? If no, provide an
explanation below:                                                                       X
-------------------------------------------------------------------------------  --------------- ---------------

4.   Are worker compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below:                                X

-------------------------------------------------------------------------------- --------------- ---------------


#1. Assets related to the Company's Aviation Division, Non Pre-Board Screening segment were sold with the approval of the Court, effective 4/1/02. Assets related to the Company's Commercial Security Division were sold with the approval of the Court effective 4/29/02.